STEWARD FUNDS, INC.

Steward Large Cap Equity Index Fund

Supplement dated September 14, 2004
(to the Prospectus dated August 27, 2004)

Redemption Fee for Steward Large Cap Equity Index Fund ("Fund")

In order to deter short-term trading of Fund shares, for shares of either class of the Fund that are purchased on or after November 1, 2004, and that are redeemed within 5 days of purchase, a fee of 2% of the amount redeemed will be imposed. The fee is calculated on the net asset value of the shares being redeemed and is deducted from the redemption proceeds. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions for certain institutional accounts, for certain tax-exempt retirement plans and for exchanges or transfers into other Capstone Funds. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

The Fund's Directors approved the redemption fee in an attempt to discourage "market timers," whose short-term trading activity can have disruptive effects on the Fund's portfolio management. The Fund reserves all current rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive or undesirable short-term trading in the Fund's shares.